UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Developing Growth Fund

For the fiscal year ended July 31, 2012

Lord Abbett Developing Growth Fund Annual Report
For the fiscal year ended July 31, 2012

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Robert S. Dow Chairman

          For the fiscal year ended July 31, 2012, the Fund returned -2.03%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned -0.51% over the same period.

          The 12-month period was marred by abnormal market conditions. A year that began with extreme volatility and the worst daily decline in stock prices since December 2008 forayed into a record-setting October 2011 – a month that saw the S&P 500® Index2 post its best return since December 1991. The result of this volatility was a large variance of returns among domestic indexes, with larger capitalization indexes outperforming smaller capitalization indexes by a wide margin. The weight of the European debt crisis, the inability of U.S. lawmakers to compromise on domestic debt, and concerns globally that growth would slow were paramount in investors’ minds during the period.

          With such non-fundamental and macro-oriented pressures weighing on the markets, the recent environment has proven difficult for many active investors, including ourselves. Relative to its index, the Fund performed well during the sharp downturn that began the period. The modestly defensive position, however, had a negative impact on Fund performance during the sharp upturn in October 2011. As a result, the Fund underperformed its index for the fiscal year, predominantly in the final three months of 2011.

          Our underweight and stock selection within the traditionally cyclical consumer discretionary sector detracted the most from relative Fund performance during the period. Among the biggest detractors in the sector was SodaStream International Ltd., a popular maker of home beverage carbonation systems. Its shares slumped as management reduced its outlook for growth going forward. Crocs, Inc., the designer of the popular Crocs unisex footwear, also saw shares fall as business began to soften in the United States and Europe, and executives at the firm noted that sales could fall in quarters to come.

          Although our overall underweight to the materials sector helped relative Fund performance, our stock selection within the sector detracted from Fund performance. Shares of Materion Corporation, a basic materials manufacturer that produces components for various electronic and structural applications, fell during the period as declining demand from the consumer and automotive electronics, defense and science, and appliance markets resulted in sales falling below estimates and a downward revision of guidance. In addition, shares of Rockwood Holdings, Inc., a manufacturer of specialty chemicals for industrial and commercial applications, declined sharply at the beginning of the period as sales growth began to slow.

          Our stock selection within the health care sector contributed to relative performance during the period. Shares of Pharmacyclics, Inc., a biopharmaceutical company focused on the development of drugs to treat cancer and immune deficiencies, gained during the period after a major drug proved promising. Onyx Pharmaceuticals, Inc., a biopharmaceutical company specializing in cancer research and treatment, also saw its shares rise following news that a new drug had cleared a regulatory hurdle, bringing it closer to approval.

          In addition, our underweight and stock selection within the industrials sector contributed to relative performance. CoStar Group, Inc., a provider of information analytic services to the commercial real estate industry, saw its shares rise throughout the period as the industry continued to display signs of revival. Westport Innovations, Inc., a producer of engines designed to run on natural gas, also contributed to Fund performance within the sector. As natural gas prices have fallen, a number of auto manufacturers have continued to produce natural gas vehicles as an alternative to diesel; this increase in demand for natural gas fueled engines has been a boon for revenue growth at the firm.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2012
	1 Year	5 Years	10 Years	Life of Class
Class A3	–7.66%	3.82%	9.95%	–
Class B4	–6.23%	4.22%	10.03%	–
Class C5	–2.60%	4.40%	9.90%	–
Class F6	–1.74%	–	–	3.47%
Class I7	–1.69%	5.44%	11.00%	–
Class P7	–2.02%	4.98%	10.51%	–
Class R2[8]	–2.23%	–	–	2.96%
Class R3[9]	–2.13%	–	–	3.06%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 through July 31, 2012).

Actual Expenses

          For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/12 – 7/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	2/1/12	7/31/12	2/1/12 - 7/31/12

Class A
Actual	$1,000.00	$1,034.60	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.23	$5.67
Class B
Actual	$1,000.00	$1,031.20	$8.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.02	$8.92
Class C
Actual	$1,000.00	$1,031.50	$8.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.02	$8.92
Class F
Actual	$1,000.00	$1,036.10	$4.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.42
Class I
Actual	$1,000.00	$1,036.00	$3.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.95	$3.92
Class P
Actual	$1,000.00	$1,034.20	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.23	$5.67
Class R2
Actual	$1,000.00	$1,033.50	$6.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.98	$6.92
Class R3
Actual	$1,000.00	$1,033.80	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.47	$6.42

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.13% for Class A, 1.78% for Classes B and C, 0.88% for Class F, 0.78% for Class I, 1.13% for Class P, 1.38% for Class R2 and 1.28% for Class R3) multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
July 31, 2012

Sector*	%**
Consumer Discretionary	8.46%
Consumer Staples	5.93%
Energy	6.23%
Financials	8.84%
Health Care	24.00%
Industrials	12.79%
Information Technology	31.63%
Short-Term Investment	2.12%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments
July 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 98.50%

Aerospace & Defense 1.17%
Hexcel Corp.*	1,203,388	$28,027

Airlines 2.15%
Allegiant Travel Co.*	355,041	25,229
Spirit Airlines, Inc.*	1,227,064	26,394

Total		51,623

Automobiles 1.01%
Tesla Motors, Inc.*	885,779	24,288

Biotechnology 10.25%
Amarin Corp. plc ADR*	477,109	5,587
Arena Pharmaceuticals, Inc.*	1,115,679	9,327
Ariad Pharmaceuticals, Inc.*	1,307,097	25,005
BioMarin Pharmaceutical, Inc.*	856,952	33,670
Cepheid, Inc.*	371,736	11,910
Cubist Pharmaceuticals, Inc.*	612,489	26,374
Genomic Health, Inc.*	771,693	25,906
Incyte Corp.*	1,213,165	30,317
Medivation, Inc.*	207,864	20,724
Onyx Pharmaceuticals, Inc.*	533,980	40,032
Pharmacyclics, Inc.*	320,911	17,076

Total		245,928

Capital Markets 1.04%
Financial Engines, Inc.*	506,464	9,506
WisdomTree Investments, Inc.*	2,312,178	15,469

Total		24,975

Commercial Banks 4.78%
Bank of the Ozarks, Inc.	658,970	21,212
SVB Financial Group*	645,095	37,293
Texas Capital Bancshares, Inc.*	998,672	43,033

Investments	Shares	Fair Value (000)

Western Alliance Bancorp*	1,437,748	$13,256

Total		114,794

Commercial Services & Supplies 0.95%
Portfolio Recovery Associates, Inc.*	268,512	22,738

Communications Equipment 1.23%
Ciena Corp.*	979,133	15,695
Palo Alto Networks, Inc.*	242,138	13,836

Total		29,531

Computers & Peripherals 3.79%
3D Systems Corp.*	893,440	33,951
Fusion-io, Inc.*	971,580	18,576
Stratasys, Inc.*	625,275	38,317

Total		90,844

Diversified Consumer Services 0.47%
Coinstar, Inc.*	239,432	11,371

Electronic Equipment, Instruments & Components 1.96%
FARO Technologies, Inc.*	354,627	15,260
IPG Photonics Corp.*	611,682	31,703

Total		46,963

Energy Equipment & Services 2.41%
Atwood Oceanics, Inc.*	67,536	3,007
Dril-Quip, Inc.*	420,321	30,814
Hornbeck Offshore Services, Inc.*	569,170	24,104

Total		57,925

Food & Staples Retailing 4.27%
Fresh Market, Inc. (The)*	674,571	39,726
PriceSmart, Inc.	392,800	28,289
United Natural Foods, Inc.*	634,256	34,440

Total		102,455

Food Products 1.70%
Annie’s, Inc.*	246,702	10,053
Hain Celestial Group, Inc. (The)*	551,295	30,702

Total		40,755

See Notes to Financial Statements.	7

Schedule of Investments (continued)
July 31, 2012

Investments	Shares	Fair Value (000)

Health Care Equipment & Supplies 5.28%
Align Technology, Inc.*	1,245,606	$42,301
DexCom, Inc.*	1,844,635	20,309
Endologix, Inc.*	749,188	8,803
HeartWare International, Inc.*	305,698	27,296
Insulet Corp.*	933,880	18,267
NuVasive, Inc.*	466,952	9,754

Total		126,730

Health Care Providers & Services 5.22%
Air Methods Corp.*	185,773	20,255
HMS Holdings Corp.*	1,085,270	37,344
MWI Veterinary Supply, Inc.*	264,713	24,113
Team Health Holdings, Inc.*	715,874	19,114
WellCare Health Plans, Inc.*	377,296	24,456

Total		125,282

Health Care Technology 2.61%
athenahealth, Inc.*	438,682	40,139
HealthStream, Inc.*	804,974	22,491

Total		62,630

Hotels, Restaurants & Leisure 0.26%
Buffalo Wild Wings, Inc.*	85,539	6,209

Internet Software & Services 8.76%
Angie’s List, Inc.*	2,053,466	26,695
Bankrate, Inc.*	1,217,457	19,418
Cornerstone OnDemand, Inc.*	1,590,451	37,821
CoStar Group, Inc.*	569,086	46,967
DealerTrack Holdings, Inc.*	412,839	12,043
LivePerson, Inc.*	1,890,331	35,349
MercadoLibre, Inc. (Argentina)(a)	80,785	5,397
Velti plc (Ireland)*(a)	1,975,567	10,767
Yelp, Inc.*(b)	791,785	15,804

Total		210,261

Investments	Shares	Fair Value (000)

Machinery 5.65%
Chart Industries, Inc.*	518,176	$33,609
Middleby Corp. (The)*	306,799	30,042
Proto Labs, Inc.*	459,845	17,396
RBC Bearings, Inc.*	520,326	24,372
Westport Innovations, Inc. (Canada)*(a)	798,460	30,046

Total		135,465

Oil, Gas & Consumable Fuels 3.86%
Cheniere Energy, Inc.*	1,209,079	16,480
Clean Energy Fuels Corp.*	824,722	11,637
Energy XXI Bermuda Ltd.	1,209,253	37,704
GasLog Ltd. (Monaco)*(a)	1,205,338	11,945
McMoRan Exploration Co.*	1,132,176	14,786

Total		92,552

Pharmaceuticals 0.79%
Auxilium Pharmaceuticals, Inc.*	704,230	18,972

Professional Services 1.15%
Advisory Board Co. (The)*	613,712	27,611

Real Estate Management & Development 0.72%
Zillow, Inc.*	458,003	17,248

Road & Rail 1.04%
Genesee & Wyoming, Inc. Class A*	400,690	24,867

Semiconductors & Semiconductor Equipment 3.45%
Cirrus Logic, Inc.*	1,012,663	37,236
Mellanox Technologies, Ltd. (Israel)*(a)	434,808	45,594

Total		82,830

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
July 31, 2012

Investments	Shares	Fair Value (000)

Software 12.64%
Aspen Technology, Inc.*	1,050,499	$24,561
CommVault Systems, Inc.*	545,912	26,488
Concur Technologies, Inc.*	844,803	57,058
Imperva, Inc.*	547,948	14,466
Infoblox, Inc.*	715,196	15,026
Jive Software, Inc.*	1,190,562	23,847
NetSuite, Inc.*	719,810	39,834
ServiceNow, Inc.*	307,774	8,310
SolarWinds, Inc.*	453,178	24,195
Splunk, Inc.*	619,180	18,204
Tangoe, Inc.*	897,745	17,228
Ultimate Software Group, Inc. (The)*	381,149	34,101

Total		303,318

Specialty Retail 4.53%
Dick’s Sporting Goods, Inc.	369,356	18,143
DSW, Inc. Class A	88,179	5,213
Five Below, Inc.*	148,740	4,364
Hibbett Sports, Inc.*	433,369	26,336
Lumber Liquidators Holdings, Inc.*	274,313	11,601
Teavana Holdings, Inc.*	52,614	589
ULTA Salon, Cosmetics & Fragrance, Inc.	101,421	8,608
Vitamin Shoppe, Inc.*	615,457	33,801

Total		108,655

Textiles, Apparel & Luxury Goods 2.24%
Steven Madden Ltd.*	104,906	4,241
Tumi Holdings, Inc.*	938,714	16,944
Under Armour, Inc. Class A*	600,342	32,683

Total		53,868

Thrifts & Mortgage Finance 2.35%
Nationstar Mortgage Holdings, Inc.*	594,897	13,100
Ocwen Financial Corp.*	2,193,992	43,353

Total		56,453

Investments	Shares	Fair Value (000)

Trading Companies & Distributors 0.77%
Titan Machinery, Inc.*	647,412	$18,412

Total Common Stocks (cost $1,991,760,936)		2,363,580

	Principal Amount (000)

SHORT-TERM INVESTMENT 2.14%

Repurchase Agreement

Repurchase Agreement dated 7/31/2012, 0.01% due 8/1/2012 with Fixed Income Clearing Corp. collateralized by $52,390,000 of U.S. Treasury Note at 0.125% due 12/31/2013; value: $52,324,513; proceeds: $51,296,483 (cost $51,296,469)	$51,296	51,296

Total Investments in Securities 100.64% (cost $2,043,057,405)		2,414,876

Liabilities in Excess of Cash and Other Assets (0.64)%		(15,443)

Net Assets 100.00%		$2,399,433

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Affiliated issuer (holding represents 5% or more of the underlying issuer’s outstanding voting shares). (See Note 9).

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
July 31, 2012

ASSETS:
Investments in unaffiliated issuers, at fair value (cost $2,026,953,661)	$2,399,072,399
Investments in affiliated issuer, at fair value (cost $16,103,744)	15,804,029
Cash	1,664,169
Receivables:
Investment securities sold	105,151,223
Capital shares sold	1,697,802
Interest and dividends	237
Prepaid expenses and other assets	8,584

Total assets	2,523,398,443

LIABILITIES:
Payables:
Investment securities purchased	116,768,078
Capital shares reacquired	3,234,514
12b-1 distribution fees	1,454,843
Management fee	1,043,413
Directors’ fees	436,627
Fund administration	81,779
To affiliates (See Note 3)	62,591
Accrued expenses	883,608

Total liabilities	123,965,453

NET ASSETS	$2,399,432,990

COMPOSITION OF NET ASSETS:
Paid-in capital	$1,961,970,502
Accumulated net investment loss	(16,755,508)
Accumulated net realized gain on investments	82,398,973
Net unrealized appreciation on investments	371,819,023

Net Assets	$2,399,432,990

10	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)
July 31, 2012

Net assets by class:
Class A Shares	$983,120,476
Class B Shares	$14,272,643
Class C Shares	$107,010,829
Class F Shares	$141,616,054
Class I Shares	$830,601,039
Class P Shares	$85,648,792
Class R2 Shares	$12,521,725
Class R3 Shares	$224,641,432
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	46,288,443
Class B Shares (40 million shares of common stock authorized, $.001 par value)	770,521
Class C Shares (25 million shares of common stock authorized, $.001 par value)	5,743,702
Class F Shares (30 million shares of common stock authorized, $.001 par value)	6,585,698
Class I Shares (100 million shares of common stock authorized, $.001 par value)	36,543,762
Class P Shares (30 million shares of common stock authorized, $.001 par value)	4,107,978
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	597,311
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	10,660,880
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.24
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.54
Class B Shares-Net asset value	$18.52
Class C Shares-Net asset value	$18.63
Class F Shares-Net asset value	$21.50
Class I Shares-Net asset value	$22.73
Class P Shares-Net asset value	$20.85
Class R2 Shares-Net asset value	$20.96
Class R3 Shares-Net asset value	$21.07

See Notes to Financial Statements.	11

Statement of Operations
For the Year Ended July 31, 2012

Investment income:
Dividends	$3,621,120
Interest	5,930

Total investment income	3,627,050

Expenses:
Management fee	11,533,540
12b-1 distribution plan-Class A	3,298,513
12b-1 distribution plan-Class B	165,681
12b-1 distribution plan-Class C	1,125,670
12b-1 distribution plan-Class F	153,049
12b-1 distribution plan-Class P	332,000
12b-1 distribution plan-Class R2	72,372
12b-1 distribution plan-Class R3	957,360
Shareholder servicing	3,923,137
Fund administration	902,683
Subsidy (See Note 3)	442,738
Reports to shareholders	207,082
Registration	149,596
Professional	65,761
Directors’ fees	62,410
Custody	59,961
Other	61,997

Gross expenses	23,513,550
Expense reductions (See Note 7)	(1,460)

Net expenses	23,512,090

Net investment loss	(19,885,040)

Net realized and unrealized gain (loss):
Net realized gain on investments in unaffiliated issuers	89,721,723
Net realized gain on investments in affiliated issuers	7,331,641
Net change in unrealized appreciation/depreciation on investments	(106,258,255)

Net realized and unrealized loss	(9,204,891)

Net Decrease in Net Assets Resulting From Operations	$(29,089,931)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended July 31, 2012	For the Year Ended July 31, 2011
Operations:
Net investment loss	$(19,885,040)	$(17,480,808)
Net realized gain on investments in affiliated and unaffiliated issuers	97,053,364	290,514,547
Net change in unrealized appreciation/depreciation on investments	(106,258,255)	253,731,002

Net increase (decrease) in net assets resulting from operations	(29,089,931)	526,764,741

Distributions to shareholders from:
Net realized gain
Class A	(55,548,484)	–
Class B	(1,194,582)	–
Class C	(7,708,825)	–
Class F	(8,983,658)	–
Class I	(38,031,852)	–
Class P	(5,909,467)	–
Class R2	(666,169)	–
Class R3	(10,170,748)	–

Total distributions to shareholders	(128,213,785)	–

Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	868,677,797	1,094,690,610
Reinvestment of distributions	117,703,392	–
Cost of shares reacquired	(648,543,364)	(624,730,508)

Net increase in net assets resulting from capital share transactions	337,837,825	469,960,102

Net increase in net assets	180,534,109	996,724,843

NET ASSETS:
Beginning of year	$2,218,898,881	$1,222,174,038

End of year	$2,399,432,990	$2,218,898,881

Accumulated net investment loss	$(16,755,508)	$(419,943)

See Notes to Financial Statements.	13

Financial Highlights

	Class A Shares

	Year Ended 7/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$23.11	$16.51	$13.49	$16.64	$19.96

Investment operations:
Net investment loss(a)	(.20)	(.21)	(.16)	(.13)	(.14)
Net realized and unrealized gain (loss)	(.41)	6.81	3.18	(3.02)	(.74)

Total from investment operations	(.61)	6.60	3.02	(3.15)	(.88)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of year	$21.24	$23.11	$16.51	$13.49	$16.64

Total Return(b)	(2.03)%	39.98%	22.48%	(18.99)%	(5.92)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.12%	1.09%	1.14%	1.28%	1.13%

Expenses, excluding expense reductions	1.12%	1.09%	1.14%	1.28%	1.14%

Net investment loss	(.96)%	(.99)%	(1.01)%	(1.11)%	(.77)%

Supplemental Data:

Net assets, end of year (000)	$983,120	$979,130	$570,044	$446,012	$630,191
Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares

	Year Ended 7/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$20.46	$14.72	$12.10	$15.02	$18.35

Investment operations:
Net investment loss(a)	(.29)	(.30)	(.23)	(.19)	(.24)
Net realized and unrealized gain (loss)	(.39)	6.04	2.85	(2.73)	(.65)

Total from investment operations	(.68)	5.74	2.62	(2.92)	(.89)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of year	$18.52	$20.46	$14.72	$12.10	$15.02

Total Return(b)	(2.61)%	39.09%	21.67%	(19.51)%	(6.55)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.76%	1.74%	1.79%	1.93%	1.78%

Expenses, excluding expense reductions	1.76%	1.74%	1.79%	1.93%	1.79%

Net investment loss	(1.59)%	(1.64)%	(1.66)%	(1.76)%	(1.41)%

Supplemental Data:

Net assets, end of year (000)	$14,273	$21,161	$21,160	$22,308	$35,992
Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Financial Highlights (continued)

	Class C Shares

	Year Ended 7/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$20.58	$14.80	$12.17	$15.11	$18.43

Investment operations:
Net investment loss(a)	(.29)	(.31)	(.23)	(.19)	(.24)
Net realized and unrealized gain (loss)	(.40)	6.09	2.86	(2.75)	(.64)

Total from investment operations	(.69)	5.78	2.63	(2.94)	(.88)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of year	$18.63	$20.58	$14.80	$12.17	$15.11

Total Return(b)	(2.60)%	38.99%	21.71%	(19.52)%	(6.46)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.77%	1.74%	1.79%	1.93%	1.78%

Expenses, excluding expense reductions	1.77%	1.74%	1.79%	1.93%	1.79%

Net investment loss	(1.60)%	(1.64)%	(1.66)%	(1.76)%	(1.43)%

Supplemental Data:

Net assets, end of year (000)	$107,011	$134,684	$79,512	$56,558	$77,561
Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares

	Year Ended 7/31				9/28/2007 (a) to 7/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$23.33	$16.62	$13.55	$16.67	$21.92

Investment operations:
Net investment loss(b)	(.15)	(.16)	(.12)	(.11)	(.10)
Net realized and unrealized gain (loss)	(.42)	6.87	3.19	(3.01)	(2.71)

Total from investment operations	(.57)	6.71	3.07	(3.12)	(2.81)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of period	$21.50	$23.33	$16.62	$13.55	$16.67

Total Return(c)	(1.74)%	40.31%	22.75%	(18.78)%	(14.18	)%(d)
Ratios to Average Net Assets:

Expenses, including expense reductions	.87%	.84%	.88%	1.06%	.76	%(d)

Expenses, excluding expense reductions	.87%	.84%	.88%	1.06%	.77	%(d)

Net investment loss	(.71)%	(.74)%	(.75)%	(.91)%	(.61	)%(d)

Supplemental Data:

Net assets, end of period (000)	$141,616	$190,426	$93,269	$23,070	$3,877
Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class I Shares

	Year Ended 7/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$24.55	$17.48	$14.23	$17.49	$20.79

Investment operations:
Net investment loss(a)	(.14)	(.15)	(.11)	(.10)	(.08)
Net realized and unrealized gain (loss)	(.42)	7.22	3.36	(3.16)	(.78)

Total from investment operations	(.56)	7.07	3.25	(3.26)	(.86)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of year	$22.73	$24.55	$17.48	$14.23	$17.49

Total Return(b)	(1.69)%	40.45%	22.93%	(18.70)%	(5.57)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.77%	.75%	.79%	.93%	.78%

Expenses, excluding expense reductions	.77%	.75%	.79%	.93%	.79%

Net investment loss	(.61)%	(.65)%	(.66)%	(.77)%	(.43)%

Supplemental Data:

Net assets, end of year (000)	$830,601	$601,226	$279,772	$180,896	$200,162

Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares

	Year Ended 7/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.71	$16.25	$13.29	$16.41	$19.72

Investment operations:
Net investment loss(a)	(.19)	(.22)	(.17)	(.14)	(.16)
Net realized and unrealized gain (loss)	(.41)	6.68	3.13	(2.98)	(.71)

Total from investment operations	(.60)	6.46	2.96	(3.12)	(.87)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of year	$20.85	$22.71	$16.25	$13.29	$16.41

Total Return(b)	(2.02)%	39.75%	22.36%	(19.07)%	(5.95)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.12%	1.19%	1.24%	1.38%	1.24%

Expenses, excluding expense reductions	1.12%	1.19%	1.24%	1.38%	1.25%

Net investment loss	(.95)%	(1.09)%	(1.11)%	(1.22)%	(.88)%

Supplemental Data:

Net assets, end of year (000)	$85,649	$121,589	$115,303	$98,786	$105,675
Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 7/31				9/28/2007(a) to 7/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$22.89	$16.39	$13.43	$16.61	$21.92

Investment operations:
Net investment loss(b)	(.25)	(.27)	(.20)	(.16)	(.16)
Net realized and unrealized gain (loss)	(.42)	6.77	3.16	(3.02)	(2.71)

Total from investment operations	(.67)	6.50	2.96	(3.18)	(2.87)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of period	$20.96	$22.89	$16.39	$13.43	$16.61

Total Return(c)	(2.23)%	39.60%	22.13%	(19.21)%	(14.48	)%(d)
Ratios to Average Net Assets:

Expenses, including expense reductions	1.37%	1.35%	1.39%	1.54%	1.16	%(d)

Expenses, excluding expense reductions	1.37%	1.35%	1.39%	1.54%	1.17	%(d)

Net investment loss	(1.21)%	(1.24)%	(1.26)%	(1.37)%	(.94	)%(d)

Supplemental Data:

Net assets, end of period (000)	$12,522	$11,187	$3,453	$1,291	$835
Portfolio turnover rate	195.11%	136.95%	156.05%	198.56%	240.09%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

20	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 7/31				9/28/2007(a) to 7/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$22.97	$16.44	$13.45	$16.62	$21.92

Investment operations:
Net investment loss(b)	(.23)	(.25)	(.18)	(.15)	(.15)
Net realized and unrealized gain (loss)	(.41)	6.78	3.17	(3.02)	(2.71)

Total from investment operations	(.64)	6.53	2.99	(3.17)	(2.86)

Distributions to shareholders from:
Net realized gain	(1.26)	–	–	–	(2.44)

Net asset value, end of period	$21.07	$22.97	$16.44	$13.45	$16.62

Total Return(c)	(2.13)%	39.72%	22.32%	(19.13)%	(14.44	)%(d)
Ratios to Average Net Assets:

Expenses, including expense reductions	1.27%	1.25%	1.28%	1.45%	1.08	%(d)

Expenses, excluding expense reductions	1.27%	1.25%	1.28%	1.45%	1.09	%(d)

Net investment loss	(1.12)%	(1.15)%	(1.16)%	(1.28)%	(.87	)%(d)

Supplemental Data:

Net assets, end of period (000)	$224,641	$159,496	$59,661	$15,251	$6,281
Portfolio turnover rate	195.11%	136.95%	156.06%	198.56%	240.09%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. The Fund is closed to most new investors but is open to certain new investors on a limited basis as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved in good faith by the Board. The Pricing Committee considers a number of factors, including unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and transactional back-testing comparison analysis.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2009 through July 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$2,363,580	$–	$–	$2,363,580
Repurchase Agreement	–	51,296	–	51,296

Total	$2,363,580	$51,296	$–	$2,414,876

*	See Schedule of Investments for fair values in each industry.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee
The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2012, the effective management fee paid to Lord Abbett was at an annualized rate of .51% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain Lord Abbett Funds that pursue their investment objectives by investing in other mutual funds (each a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each applicable Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Agreement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of July 31, 2012, the percentages of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 6.77% and 0.35%, respectively.

12b-1 Distribution Plan
The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions
Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2012:

Distributor Commissions	Dealers’ Concessions

$32,356	$184,431

Distributor received CDSCs of $12,598 and $19,935 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2012.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in

Notes to Financial Statements (continued)

the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2012 and 2011 was as follows:

	Year Ended 7/31/2012	Year Ended 7/31/2011

Distributions paid from:
Net long-term capital gains	$128,213,785	$–

Total distributions paid	$128,213,785	$–

As of July 31, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$185,577,171

Total undistributed earnings	185,577,171
Temporary differences	(101,735,027)
Unrealized gains – net	353,620,344

Total accumulated gains – net	$437,462,488

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $14,442,741 and post-October capital losses of $86,855,659 during fiscal 2012.

As of July 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,061,256,084

Gross unrealized gain	412,738,655
Gross unrealized loss	(59,118,311)

Net unrealized security gain	$353,620,344

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended July 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital

$3,549,475	$(5,945,690)	$2,396,215

The permanent differences are attributable to the tax treatment of certain foreign securities and net investment losses.

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2012 were as follows:

Purchases	Sales
$4,580,729,363	$4,358,068,025

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2012.

6. DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8. LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. During the fiscal year ended July 31, 2012, a participating fund managed by Lord Abbett utilized the Facility and fully repaid its borrowings. As of July 31, 2012, there were no loans outstanding pursuant to this Facility.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

Notes to Financial Statements (continued)

9. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended July 31, 2012:

Affiliated Issuer	Balance of Shares Held at 7/31/2011	Gross Additions	Gross Sales	Balance of Shares Held at 7/31/2012	Value at 7/31/2012	Net Realized Gain 8/1/2011 to 7/31/2012	(a)	Dividend Income 8/1/2011 to 7/31/2012	(a)
Endologix, Inc.(b)	3,945,204	343,699	(3,539,715)	749,188	$–	$7,372,307		$–
Yelp, Inc.	–	798,046	(6,261)	791,785	15,804,029	(40,666)		–
					$15,804,029	$7,331,641		$–

(a)	Represents realized gains and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	No longer an affiliated issuer as of July 31, 2012.

10. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities, it may experience increased market, liquidity, currency, political, information and other risks.

Due to the Fund’s exposure to foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

Notes to Financial Statements (concluded)

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended July 31, 2012		Year Ended July 31, 2011
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	14,400,869	$296,339,396	21,443,144	$462,325,162
Converted from Class B*	124,393	2,562,548	152,718	3,266,549
Reinvestment of distributions	2,639,092	50,512,208	–	–
Shares reacquired	(13,242,282)	(273,310,886)	(13,749,129)	(289,395,406)
Increase	3,922,072	$76,103,266	7,846,733	$176,196,305
Class B Shares
Shares sold	33,345	$612,067	103,995	$1,934,801
Reinvestment of distributions	67,363	1,129,677	–	–
Shares reacquired	(222,311)	(4,017,958)	(335,829)	(6,078,885)
Converted to Class A*	(141,959)	(2,562,548)	(171,969)	(3,266,549)
Decrease	(263,562)	$(4,838,762)	(403,803)	$(7,410,633)
Class C Shares
Shares sold	291,039	$5,205,545	2,349,980	$43,838,365
Reinvestment of distributions	346,403	5,843,811	–	–
Shares reacquired	(1,439,508)	(26,110,991)	(1,177,874)	(22,210,728)
Increase (decrease)	(802,066)	$(15,061,635)	1,172,106	$21,627,637
Class F Shares
Shares sold	1,714,922	$35,164,836	6,835,723	$142,222,201
Reinvestment of distributions	392,896	7,602,538	–	–
Shares reacquired	(3,685,816)	(76,074,553)	(4,282,219)	(91,538,253)
Increase (decrease)	(1,577,998)	$(33,307,179)	2,553,504	$50,683,948
Class I Shares
Shares sold	18,807,565	$414,762,722	12,550,884	$287,211,632
Reinvestment of distributions	1,771,887	36,217,375	–	–
Shares reacquired	(8,526,378)	(188,041,505)	(4,066,264)	(96,016,030)
Increase	12,053,074	$262,938,592	8,484,620	$191,195,602
Class P Shares
Shares sold	366,689	$7,332,231	1,892,016	$38,628,507
Reinvestment of distributions	312,858	5,878,601	–	–
Shares reacquired	(1,924,454)	(38,445,579)	(3,636,336)	(78,329,881)
Decrease	(1,244,907)	$(25,234,747)	(1,744,320)	$(39,701,374)
Class R2 Shares
Shares sold	351,763	$7,160,974	486,867	$10,424,796
Reinvestment of distributions	18,448	349,217	–	–
Shares reacquired	(261,727)	(5,332,820)	(208,718)	(4,638,925)
Increase	108,484	$2,177,371	278,149	$5,785,871
Class R3 Shares
Shares sold	4,996,346	$102,100,026	4,980,816	$108,105,146
Reinvestment of distributions	534,979	10,169,965	–	–
Shares reacquired	(1,812,996)	(37,209,072)	(1,667,479)	(36,522,400)
Increase	3,718,329	$75,060,919	3,313,337	$71,582,746

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 26, 2012

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors
The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996	Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.
Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors
The following Independent Directors also are directors of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited (since 2006), and WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011), and ViaCell, Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers
None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 2001.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information
Of the distributions paid to shareholders during the fiscal year ended July 31, 2012, $128,213,785 represents long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Developing Growth Fund, Inc.	LADG-2-0712 (09/12)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2012 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$42,000	$40,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$42,000	$40,500

Tax Fees {b}	7,211	6,981
All Other Fees	- 0 -	- 0 -

Total Fees	$49,211	$47,481

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended

July 31, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$170,618	$203,580

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2012 and 2011 were:

	Fiscal year ended:
	2012		2011
All Other Fees	$	- 0 -	$	- 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

	By:	/s/ Robert S. Dow

Robert S. Dow
Chief Executive Officer and Chairman

Date: September 24, 2012

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow

Robert S. Dow
Chief Executive Officer and Chairman

Date: September 24, 2012

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 24, 2012